Exhibit 10.3

AMENDMENT TO LIMITED GUARANTY

THIS AMENDMENT TO LIMITED GUARANTY (this "Amendment"), effective as of August 8, 2020, is made by and among Thoma Bravo Discover Fund II, L.P., Thoma Bravo Discover Fund II-A, L.P., Thoma Bravo Discover Executive Fund II, L.P., each a Delaware limited partnership (each of the foregoing a "Guarantor" and collectively, the “Guarantors”), and Majesco, a California corporation (the "Company"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Limited Guaranty (as defined below).

RECITALS

WHEREAS, the Guarantors and the Company have previously entered into a Limited Guaranty dated as of July 20, 2020 (the "Limited Guaranty");

WHEREAS, the Guarantors and the Company desire to amend the Limited Guaranty as set forth in this Amendment effective as of the date hereof to reflect the updated Maximum Amount; and

WHEREAS, pursuant to Section 9 of the Limited Guaranty, the Limited Guaranty may be amended with the prior written consent of the Guarantors and the Company.

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment, and other good and valuable consideration, and intending to be legally bound thereby, the parties hereto hereby agree as follows:

1. Maximum Amount. The dollar amount “$42,563,701.75” set forth in Section 1 of the Limited Guaranty is hereby deleted and replaced with the dollar amount “$52,011,693.24.”

2. Ratification of Binding Provisions. All other paragraphs, provisions, and clauses in the Limited Guaranty not modified by this Amendment shall remain in full force and effect as originally written.

3. Applicable Law. This Amendment shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to such state's laws concerning conflicts of laws.

4. Electronic Delivery; Counterparts. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an "Electronic Delivery") shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute the original form of this Amendment and deliver such form to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

THOMA BRAVO DISCOVER FUND II, L.P.

By:	Thoma Bravo Discover Partners II, L.P.
Its:	General Partner

By:	Thoma Bravo Discover UGP II, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ A.J. Rohde
Its:	Authorized Signatory

THOMA BRAVO DISCOVER FUND II-A, L.P.

By:	Thoma Bravo Discover Partners II, L.P.
Its:	General Partner

By:	Thoma Bravo Discover UGP II, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ A.J. Rohde
Its:	Authorized Signatory

THOMA BRAVO DISCOVER EXECUTIVE FUND II, L.P.

By:	Thoma Bravo Discover Partners II, L.P.
Its:	General Partner

By:	Thoma Bravo Discover UGP II, LLC
Its:	General Partner

By:	Thoma Bravo UGP, LLC
Its:	Managing Member

By:	/s/ A.J. Rohde
Its:	Authorized Signatory

Signature Page to Limited Guaranty Amendment

MAGIC INTERMEDIATE, LLC

By:	/s/ A.J. Rohde
Name:	A.J. Rohde
Title:	President and Assistant Secretary

Signature Page to Limited Guaranty Amendment

MAJESCO

By:	/s/ Adam Elster
Name:	Adam Elster
Title:	Chief Executive Officer

Signature Page to Limited Guaranty Amendment